UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________________

FORM 8-K
________________________

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
July 22, 2019

Independent Bank Group, Inc.
(Exact Name of Registrant as Specified in Charter)
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Texas	001-35854	13-4219346
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7777 Henneman Way
McKinney, TX 75070-1711
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:
(972) 562-9004

Not Applicable
(Former name or former address, if changed since last report)
________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Exchange on Which Registered
Common Stock, par value, $0.01 per share	IBTX	NASDAQ Global Select Market
Indicate by checkmark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2):
Emerging growth company    ☐
If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.
In accordance with Item 2.02 of Form 8-K of the Securities and Exchange Commission (the “SEC”), Independent Bank Group, Inc., a Texas corporation (the “Company”), is furnishing to the SEC a press release that the Company issued on July 22, 2019 (the “Press Release”). The Press Release disclosed certain information regarding the Company’s results of operations for the three and six months ended June 30, 2019, and the Company’s financial condition as of June 30, 2019. A copy of the text of the Press Release is attached as Exhibit 99.1.
Item 7.01.    Regulation FD Disclosure.
On July 23, 2019, officers of the Company are having a conference call with respect to financial results for the three and six months ended June 30, 2019. A copy of the Earnings Release Presentation materials is attached as Exhibit 99.2.

In accordance with the General Instruction B.2 of Form 8-K, the information in Item 2.02 and Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2 hereto, which are furnished herewith pursuant to and relate to Item 2.02 and Item 7.01, respectively, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of Section 18 of the Exchange Act. The information in Item 2.02 and Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 and Exhibit 99.2 hereto shall not be incorporated by reference into any filing or other document filed by the Company with the SEC pursuant to the Securities Act of 1933, as amended, the rules and regulations of the SEC thereunder, the Exchange Act, or the rules and regulations of the SEC thereunder, except as shall be expressly set forth by specific reference in such filing or document.
Item 9.01. Financial Statements and Exhibits.
(d)     Exhibits.
The following related to foregoing Item 2.02 is furnished as an exhibit to this Current Report on Form 8‑K:

Exhibit No.	Description of Exhibit
Exhibit 99.1	Text of Press Release issued by Independent Bank Group, Inc., dated July 22, 2019, reporting Second Quarter Financial Results
Exhibit 99.2	Earnings Release Presentation Materials, dated July 23, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: July 23, 2019
INDEPENDENT BANK GROUP, INC.

By:	/s/ David R. Brooks
Name:	David R. Brooks
Title:	Chairman of the Board, Chief Executive Officer and President